UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.    )

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Appliance Recycling Centers of America, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

7400 Excelsior Boulevard
Minneapolis, Minnesota 55426

__________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 8, 2014
__________________________

TO OUR SHAREHOLDERS:
The annual meeting of the shareholders of Appliance Recycling Centers of America, Inc. will be held on Thursday, May 8, 2014, at 3:30 p.m., at the Appliance Recycling Centers of America, Inc. corporate office located at 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426. At the meeting, shareholders will act on the following matters:

•	Proposal One: To elect five directors to serve for a term of one year expiring at the 2015 annual meeting of shareholders.

•	Proposal Two: To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for fiscal year 2014.

•	To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.
Only shareholders of record at the close of business on March 13, 2014, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement of the meeting.
Each of you is invited and urged to attend the annual meeting in person if possible. Whether or not you are able to attend in person, you are requested to submit your proxy or voting instructions as soon as possible to ensure that your shares are voted at the annual meeting in accordance with your instructions. For instructions on voting, please refer to the Notice of Internet Availability of Proxy Materials you received in the mail.
By Order of the Board of Directors

Denis E. Grande, Secretary
March 27, 2014

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to Be Held on May 8, 2014:
This Proxy Statement and our Annual Report on Form 10-K
for the fiscal year ended December 28, 2013, are available on the internet at:
www.ARCAInc.com/investor_relations.html

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

7400 Excelsior Boulevard
Minneapolis, Minnesota 55426

PROXY STATEMENT

SOLICITATION OF PROXIES

This proxy statement contains information relating to the annual meeting of shareholders of Appliance Recycling Centers of America, Inc. (the “Company”) to be held on Thursday, May 8, 2014, beginning at 3:30 p.m., at the corporate office of the Company, located at 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426. Your proxy is solicited on behalf of the Board of Directors of the Company for use at the 2014 annual meeting of shareholders and any adjournment or postponement of the meeting.

Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement over the internet. Shareholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive one. The approximate date on which this proxy statement and form of proxy will first be made available to shareholders is March 27, 2014.

ABOUT THE MEETING

What is the purpose of the annual meeting?
At the Company’s annual meeting, shareholders will act upon the matters described in the accompanying notice of annual meeting of shareholders. This includes the election of five directors and the ratification of the appointment of our independent registered public accounting firm. In addition, the Company’s management will report on the performance of the Company during the 2013 fiscal year and respond to questions from shareholders.

Who is entitled to vote?
Only shareholders of record of outstanding common stock of the Company at the close of business on the record date, March 13, 2014, are entitled to receive notice of and to vote at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?
All shareholders as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock of the Company outstanding on the record date will constitute a quorum. A quorum is required for business to be conducted at the meeting. As of the record date, 5,580,927 shares of common stock of the Company were outstanding. You will be considered part of the quorum if you submit a properly executed proxy card, vote your proxy by using the internet voting service or vote your proxy by using the toll-free telephone number listed on the Notice you received in the mail, even if you abstain from voting.

How do I vote?
Even if you plan to attend the annual meeting you are encouraged to vote by proxy. You may vote by proxy by one of the following ways:

1)	Request a paper copy of the proxy materials and then sign and date each proxy card you receive and return it in the prepaid envelope;

2)	Vote by internet at the address listed on the Notice you received in the mail; or

3)	Vote by telephone using the toll-free number listed on the Notice you received in the mail.

If you vote by internet or telephone, your electronic vote authorizes the proxy holders in the same manner as if you signed, dated and returned your proxy card. If you vote by internet or telephone, do not return your proxy card.

If you return your signed proxy card or vote by internet or telephone but do not give specific instructions as to how you wish to vote, your shares will be voted FOR all nominees in Proposal 1, and FOR ratifying the appointment of our independent registered public accounting firm in Proposal 2.

Can I change my vote after I return my proxy card or my internet or telephone vote?
Yes. Even after you have submitted your proxy or voted by internet or telephone, you may change your vote or revoke your proxy at any time before the proxy is exercised at the meeting. You may change or revoke it by:

1)	Returning a later-dated signed proxy card or re-accessing the internet voting site or telephone voting number listed on the Notice you received in the mail;

2)	Delivering a written notice of revocation to the Company’s Secretary at the Company’s principal executive office at 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426; or

3)	Attending the meeting and voting in person at the meeting (although attendance at the meeting without voting at the meeting will not, in and of itself, constitute a revocation of your proxy).

What are the Board’s recommendations?
The Board’s recommendations are set forth after the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

•	FOR the election of each of the nominated directors (see Proposal 1 on page 6).

•	FOR ratification of the appointment of our independent registered public accounting firm (see Proposal 2 on page 10).

If you submit your proxy card or vote by internet or telephone, unless you give other instructions on your proxy card or your internet or telephone vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each proposal?
For the election of directors, each shareholder will be entitled to vote for five nominees and the five nominees with the greatest number of votes will be elected.

With respect to ratification of the appointment of our independent registered public accounting firm or any other matter that properly comes before the meeting, the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy and entitled to vote on the proposal will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote with respect to all proposals.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to the proposal to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on the proposal and will not be counted in determining the number of shares necessary for approval of the proposal. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who will count the vote?
An Inspector of Elections will be appointed for the annual meeting and will work with a representative of Wells Fargo Shareowner Services, our independent stock transfer agent, to count the votes.

What does it mean if I receive more than one proxy card?
If your shares are registered differently and are in more than one account, you will receive more than one Notice. If you request a paper copy of the proxy materials and your shares are registered differently and are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, sign and return all proxy cards or use the internet voting service or telephone voting service for each proxy card. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our stock transfer agent, Wells Fargo Shareowner Services, at 1-800-468-9716.

How will voting on any other business be conducted?
Although we do not know of any business to be considered at the 2014 annual meeting other than the proposals described in this proxy statement, if any other business is presented at the annual meeting, your proxy gives authority to Edward R. Cameron, Chairman of the Board, and Denis E. Grande, Secretary, to vote on such matters at their discretion.

When are shareholder proposals for the 2015 annual meeting of shareholders due?
To be considered for inclusion in the Company’s proxy statement for the Company’s annual meeting to be held in 2015, shareholder proposals must be received at the Company’s office no later than November 27, 2014. Proposals must be in compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be submitted in writing and delivered or mailed to the Company’s Secretary, at Appliance Recycling Centers of America, Inc., 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426.

Under Rule 14a‑4(c)(1) of the Securities Exchange Act of 1934, as amended, any shareholder who wishes to have a proposal considered at the 2015 annual meeting of shareholders, but not submitted for inclusion in the Company’s proxy statement, must set forth such proposal in writing and file it with the Secretary of the Company no later than February 10, 2015. Failure to notify the Company by that date would allow the Company’s proxy holders to use their discretionary voting authority (to vote for or against the proposal) when the proposal is raised at the annual meeting without any discussion of the matter being included in the Company’s proxy statement.

Who pays the cost of this proxy solicitation?
The expense of the solicitation of proxies for this annual meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally by certain of the Company’s directors, officers and regular employees, without additional compensation. No proxy solicitors have been hired in connection with the annual meeting.

COMMON STOCK OWNERSHIP

Beneficial Ownership of Common Stock
The following table sets forth as of March 10, 2014, the beneficial ownership of common stock by each of the Company’s directors, each of the executive officers named in the Summary Compensation Table on page 17 (the “Named Executive Officers”), and all directors and executive officers of the Company as a group, as well as information about beneficial owners of 5% or more of the Company’s common stock. Beneficial ownership includes shares that may be acquired in the next 60 days through the exercise of options or warrants.

Beneficial Owner	Position with Company	Number of Shares Beneficially Owned (1)	Percent of Outstanding (2)
Directors and executive officers:
Edward R. Cameron (3) (4)	Chairman of the Board, President and Chief Executive Officer	496,190	8.6%
Jeffrey A. Cammerrer (4)	Chief Financial Officer	21,500	*
Bradley S. Bremer (4)	President of ApplianceSmart, Inc.	53,550	1.0%
Stanley Goldberg (4)	Director	22,500	*
Steve Lowenthal (4)	Director	22,500	*
Randy L. Pearce (4)	Director	15,000	*
Dean R. Pickerell (4) (5)	Director	514,500	9.2%
All directors and executive officers as a group (8 persons) (4)		1,145,740	19.4%
Other 5% shareholders:
Perkins Capital Mgmt. Inc. (6)		852,621	15.3%
Medallion Capital, Inc. (5)		492,000	8.8%
_______________________
* Indicates ownership of less than 1% of the outstanding shares

(1)	Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

(2)
Applicable percentage of ownership is based on 5,580,927 shares of common stock outstanding as of March 10, 2014, plus, for each shareholder, all shares that such shareholder could purchase within 60 days upon the exercise of existing stock options and warrants.

(3)	Includes 302,690 shares that are pledged to secure a personal line of credit. The address for Mr. Cameron is 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426.

(4)
Includes shares which could be purchased within 60 days upon the exercise of existing stock options or warrants, as follows: Mr. Cameron, 173,500 shares; Mr. Cammerrer, 21,500 shares; Mr. Bremer, 38,550 shares; Mr. Goldberg, 22,500 shares; Mr. Lowenthal, 22,500 shares; Mr. Pearce, 15,000 shares; Mr. Pickerell 22,500 shares; and all directors and executive officers as a group, 316,050 shares.

(5)
Includes shares held by Medallion Capital, Inc. (“MCI”), of which Mr. Pickerell is an executive officer. According to a Schedule 13D filed April 6, 2007, and a Form 4 filed April 2, 2008, MCI has sole dispositive power and sole voting power as to all 492,000 shares. Mr. Pickerell, a director of the Company, is an executive vice president at MCI and serves as portfolio manager for the shares held by MCI. Mr. Pickerell has shared voting power and shared dispositive power with respect to the shares held by MCI. Mr. Pickerell disclaims beneficial ownership of such shares. The address for MCI and Mr. Pickerell is 3000 West County Road 42, Suite 301, Burnsville, Minnesota 55337.

(6)
According to a Schedule 13G filed February 7, 2014, Perkins Capital Management, Inc. (“Perkins Capital”) beneficially owned 852,621 shares of common stock as a result of serving as investment advisor to various clients. Perkins Capital has sole dispositive power as to all 852,621 shares and sole voting power as to 500,228 shares. The address for Perkins Capital is 730 East Lake Street, Wayzata, Minnesota 55391.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 28, 2013, its officers, directors and 10% shareholders timely complied with all Section 16(a) filing requirements, except as follows: Mr. Bremer filed a late Form 4 on August 23, 2013, reporting an August 20, 2013, exercise of stock options.

PROPOSAL ONE:
ELECTION OF DIRECTORS

General Information
The property, affairs and business of the Company are managed under the direction of the Board of Directors. A board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management’s five nominees (see pages 6-8). The term of office for each person elected as a director will continue until the next annual meeting of shareholders and until a successor has been elected and qualified, or until such director is removed or resigns.

All of the nominees named below are presently directors of the Company and have served continuously since the year indicated. All nominees have indicated a willingness to serve if elected. The Company knows of no arrangements or understandings between a nominee and any other person pursuant to which the nominee has been selected as a director.

All shares represented by proxies that have been properly executed and returned or properly voted using the internet or telephone voting service will be voted for the election of all of the nominees named below, unless other instructions are indicated thereon. In the event any one or more of such nominees should for any reason not be able to serve as a director, the proxies will be voted for such other person or persons as may be designated by the Board.

The Board recommends a vote FOR all of the nominees.

Nominees
The names of the nominees are set forth in the table below. Following the table is certain information for at least the last five years regarding each nominee.

Name	Position with Company	Director Since	Age
Edward R. Cameron	Chairman of the Board, Director, President and Chief Executive Officer	1976	73
Stanley Goldberg	Director	2011	67
Steve Lowenthal	Director	2011	55
Randy L. Pearce	Director	2012	59
Dean R. Pickerell	Director	2011	66

Edward R. Cameron is the founder and has been the President of the Company since its inception in 1976. He has been a director and Chairman of the Board of the Company since 1989 and prior to 1989 was a director of a predecessor of the Company. Prior to founding the Company, Mr. Cameron served as a district product manager and an account manager for Burroughs Corporation (a predecessor of Unisys Corporation) and served in executive positions for several small businesses. Mr. Cameron has a Bachelor of Science degree in business administration from Montana State University.

In his more than 35 years with the Company, Mr. Cameron has developed and brings to the Board extensive knowledge of all aspects of the Company, its businesses, industry, markets and day-to-day operations, and the issues, opportunities and challenges facing the Company. Mr. Cameron’s role as Chairman of the Board and Chief Executive Officer of the Company creates a critical link between the Board and management and facilitates the implementation of our business strategies by management.

Stanley Goldberg has been a director of the Company since August 2011. Mr. Goldberg is CEO of Vanguard Graphics International (“Vanguard”) in Eagan, Minnesota, where he has been employed since 2008. Vanguard is a privately held company that manages companies in the graphic arts industry. Prior to 2008, Mr. Goldberg was employed in executive level positions with various companies, including Printware, LLC from 2001 to 2008 and Goldmark Advisors, LLC from 1999 to 2001. Earlier in his career he held various management positions with General Electric Company. Mr. Goldberg has an undergraduate degree in business from West Virginia University and has completed graduate level business courses for an MBA degree from the University of New Haven.

Mr. Goldberg has extensive business leadership and management experience, including senior management roles in industrial and consumer products companies and service as a director and executive officer of other public companies. Mr. Goldberg brings to the Board an in-depth understanding of the managerial, financial and operating dynamics of businesses such as the Company.

Steve Lowenthal has been a director of the Company since August 2011. Mr. Lowenthal is co-CEO and shareholder of SPECTRUM Commercial Services Company (“SPECTRUM”) in Bloomington, Minnesota, where he has been employed since 1996. SPECTRUM provides commercial financing services to businesses. Prior to 1996, Mr. Lowenthal was a senior account executive at US Bank’s asset based lending division and served as portfolio manager at SIMCOR Business Credit. Mr. Lowenthal has an undergraduate degree in business from the University of Minnesota and a law degree, cum laude, from the William Mitchell College of Law and has completed graduate level business courses for an MBA degree. He is a member of the Commercial Financial Association.

Mr. Lowenthal brings to the Board a breadth of business management skills with experience as a long-time commercial lender, as well as principal shareholder and co-CEO of a successful commercial finance company. Mr. Lowenthal has a deep understanding of the Company’s history and operations, as he was the principal contact for SPECTRUM, the Company’s senior lender for 13 years, until January 2011, when the Company refinanced with its current lender. He also brings substantial financial and accounting experience to the Board.

Randy L. Pearce has been a director of the Company since August 2012. Mr. Pearce held various executive positions with Regis Corporation, an owner, operator and franchisor of hair and retail product salons, from 1985 until his retirement in June 2012. He served as president of Regis Corporation from February 2011 until June 2012, and as a director of Regis Corporation from October 2011 until June 2012. He served as chief financial officer from 1998 to 2011 and as executive vice president and chief administrative officer from 1999 to 2011. Mr. Pearce holds a Bachelor of Arts degree in accounting from the University of Northern Iowa and is a CPA. He also serves on the board of directors of Ascena Retail Group (Nasdaq: ASNA), which operates a chain of women’s apparel specialty stores. He serves as chairman of Ascena’s audit committee and as a member of its compensation committee.

Mr. Pearce has extensive experience relating to the operations and financial reporting and controls for publicly held retail companies, including serving as chief financial officer and in other executive officer positions. Mr. Pearce qualifies as an “audit committee financial expert.” The Board and the Audit Committee benefit from his financial background in auditing and internal controls over financial reporting, as well as his overall knowledge of business operations.

Dean R. Pickerell has been a director of the Company since January 2011. He is an executive vice president at Medallion Capital, Inc. (“MCI”), where he has been employed since 1987. MCI is a Small Business Investment Company (“SBIC”) that primarily provides subordinated debt to small businesses. MCI was originally part of Control Data Corporation. Prior to 1987, Mr. Pickerell held various controller and financial management positions at Honeywell and Control Data and joined the venture capital group at Control Data in 1986. He has been involved in the venture capital and SBIC industry since 1985. He has served on the board of directors of numerous private and public companies. Prior to becoming an ARCA director, he had been a Company Board observer since 1998 when MCI invested in ARCA. Mr. Pickerell has an undergraduate degree in economics from Iowa State University and completed the course work for an MBA degree from Mankato State University.

Mr. Pickerell brings to the Board extensive knowledge of the capital markets and expertise relating to corporate finance. Through his service as a member of the Audit Committee and Compensation Committee, the Board benefits from Mr. Pickerell’s knowledge of corporate governance and other public company requirements and issues derived from his experience as a director of other public companies. He has developed a detailed understanding of the Company and its businesses from his prior role as an ARCA Board observer.

Director Independence
There are no family relationships between any of the nominees, directors or executive officers of the Company. In addition, Stanley Goldberg, Steve Lowenthal, Randy L. Pearce and Dean R. Pickerell are “independent” directors as defined under the rules of The NASDAQ Stock Market (“NASDAQ”) for companies included in The NASDAQ Capital Market.

Board Leadership Structure and Role in Risk Oversight
Edward R. Cameron, the Company’s President and Chief Executive Officer, also serves as Chairman of the Board of Directors. The Company has not named a lead director. The Company believes this is appropriate for the Company at this time because of the size of the Company, the size of the Board, Mr. Cameron’s extensive experience in the appliance sales and recycling industry, and his responsibility for the day-to-day management of the Company’s business. In view of these factors, the Board of Directors believes it makes sense for Mr. Cameron to chair the Board’s discussions of developments in the Company’s business and business strategy and its results of operations.

It is management’s responsibility to manage risk and bring to the attention of the Board of Directors the most material risks affecting the Company. The Board of Directors, including through Board Committees comprised solely of independent directors, regularly reviews various areas of significant risk to the Company, and advises and directs management on the scope and implementation of policies, strategic initiatives and other actions designed to mitigate various types of risks. Specific examples of risks primarily overseen by the full Board of Directors include competition risks, industry risks, economic risks, liquidity risks, and business operations risks. The Audit Committee reviews with management and the independent auditors significant financial risk exposures and the processes management has implemented to monitor, control and report such exposures. The Audit Committee also reviews and approves transactions with related persons. The Compensation and Benefits Committee (the “Compensation Committee”) reviews and evaluates potential risks related to the attraction and retention of talent, and risks related to the design of compensation programs established by the Compensation Committee for the Company’s executive officers.

Actions and Committees of the Board of Directors
In 2013 the Board of Directors met nine times. In 2013 the Board of Directors had three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Audit Committee met four times; the Compensation Committee met two times; and the Nominating and Corporate

Governance Committee met one time. The Board currently has no other standing committees and has no current plans to establish additional committees. Each person who served as a director during 2013, with the exception of Mr. Carlson, attended all of the meetings of the Board of Directors and of the committees on which the director served. It is the Company’s policy that all directors should attend the annual meeting of shareholders.

Compensation and Benefits Committee
The Compensation Committee of the Board of Directors is composed entirely of non-employee directors Mr. Goldberg, Mr. Pearce and Mr. Pickerell (Chairman), each of whom is also an “independent” director as defined under NASDAQ rules. The Compensation Committee is responsible for review and approval of officer salaries and other compensation and benefits programs and determination of officer bonuses. Annual compensation for the Company’s executive officers, other than the CEO, is recommended by the CEO and approved by the Compensation Committee. The annual compensation for the CEO is recommended by the Compensation Committee and formally approved by the full Board of Directors. The Compensation Committee may recommend to the Board of Directors grants under the Company’s stock compensation plans.

In the performance of its duties, the Compensation Committee may select independent compensation consultants to advise the committee when appropriate. In addition, the Compensation Committee may delegate authority to subcommittees where appropriate. The Compensation Committee may separately meet with management if deemed necessary and appropriate. The Compensation Committee operates under a written charter adopted by the Board of Directors in March 2011, which is posted on the Company’s website at www.ARCAInc.com under the caption “Investor Relations – Corporate Governance.”

Review, Approval or Ratification of Transactions with Related Persons
The Audit Committee, comprised of Mr. Goldberg, Mr. Pearce (Chairman) and Mr. Pickerell, is responsible for the review and approval of all transactions in which the Company was or is to be a participant and in which any executive officer, director or director nominee of the Company, or any immediate family member of any such person (“related persons”) has or will have a material interest. In addition, all, if any, transactions with related persons that come within the disclosures required by Item 404 of the SEC’s Regulation S-K must also be approved by the Audit Committee. The policies and procedures regarding the approval of all such transactions with related persons have been approved at a meeting of the Audit Committee and are evidenced in the corporate records of the Company.

Board Practice Related to Nominations of Directors
The Nominating and Corporate Governance Committee (the “Governance Committee”) is comprised of Mr. Goldberg (Chairman), Mr. Pearce and Mr. Pickerell, each of whom is an “independent” director as defined under NASDAQ rules. The primary purpose of the Governance Committee is to ensure an appropriate and effective role for the Board of Directors in the governance of the Company.  The principal recurring duties and responsibilities of the Governance Committee include (i) making recommendations to the Board regarding the size and composition of the Board, (ii) identifying and recommending to the Board of Directors candidates for election as directors, (iii) reviewing the Board’s committee structure, composition and membership and recommending to the Board candidates for appointment as members of the Board’s standing committees, (iv) reviewing and recommending to the Board corporate governance policies and procedures, (v) reviewing the Company’s Code of Business Ethics and Conduct and compliance therewith, and (vi) ensuring that emergency succession planning occurs for the positions of Chief Executive Officer, other key management positions, the Board chairperson and Board members. The Governance Committee operates under a written charter adopted by the Board of Directors in March 2011, which is posted on the Company’s website at www.ARCAInc.com under the caption “Investor Relations – Corporate Governance.”

The Governance Committee will consider director candidates recommended by shareholders. The criteria applied by the Governance Committee in the selection of director candidates is the same whether the candidate was recommended by a Board member, an executive officer, a shareholder or a third party, and accordingly, the Governance

Committee has not deemed it necessary to adopt a formal policy regarding consideration of candidates recommended by shareholders. Shareholders wishing to recommend candidates for Board membership should submit the recommendations in writing to the Secretary of the Company.

The Governance Committee identifies director candidates primarily by considering recommendations made by directors, management and shareholders. The Governance Committee also has the authority to retain third parties to identify and evaluate director candidates and to approve any associated fees or expenses. The Governance Committee did not retain any such third party with respect to the director candidates described in this Proxy Statement. Board candidates are evaluated on the basis of a number of factors, including the candidate’s background, skills, judgment, diversity, experience with companies of comparable complexity and size, the interplay of the candidate’s experience with the experience of other Board members, the candidate’s independence or lack of independence, and the candidate’s qualifications for committee membership. The Governance Committee does not assign any particular weighting or priority to any of these factors and considers each director candidate in the context of the current needs of the Board as a whole. Director candidates recommended by shareholders are evaluated in the same manner as candidates recommended by other persons.

Board Contact Information
If you would like to contact the Board or any committee of the Board, you can send an email to board@arcainc.com, or write to Appliance Recycling Centers of America, Inc., c/o Secretary, 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426. All communications will be compiled by the Secretary of the Company and submitted to the Board or the applicable committee or director on a periodic basis.

PROPOSAL TWO:
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for fiscal year 2014. The Company is submitting its selection of Baker Tilly Virchow Krause, LLP for ratification by the shareholders at the Annual Meeting. Baker Tilly Virchow Krause, LLP has audited the Company’s consolidated financial statements since 2005.

The Company’s Bylaws do not require that shareholders ratify the selection of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm. However, the Company is submitting the selection of Baker Tilly Virchow Krause, LLP to shareholders for ratification as a matter of good corporate practice. If shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain Baker Tilly Virchow Krause, LLP. Even if the selection is ratified, the Audit Committee at its discretion may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The Board recommends a vote FOR ratifying the appointment of the Company’s independent registered public accounting firm.

INFORMATION CONCERNING OFFICERS AND KEY EMPLOYEES
WHO ARE NOT DIRECTORS

Bradley S. Bremer, 45, is President of ApplianceSmart, Inc., a subsidiary of the Company, a position he has held since February 2012. He served as Vice President of Retail Operations from 2007 until his appointment as President of ApplianceSmart. Mr. Bremer is responsible for directing all aspects of the Company’s retail division, including the management of sales, advertising and operations for the Company’s ApplianceSmart stores. He also oversees the selection of ApplianceSmart locations, planning for new stores, development of new markets, and implementation of retail programs and services. From 2000 to 2007, Mr. Bremer held the position of Retail Operations Manager for the Company. Mr. Bremer is a graduate of the University of Minnesota.

Jeffrey A. Cammerrer, 43, is the Company’s Chief Financial Officer, a position he has held since October 2012. He served as Vice President of Accounting and Finance from March 2012 until his appointment as Chief Financial Officer, and had previously served as Corporate Controller since July 2008. Mr. Cammerrer directs the Company’s finance and accounting functions, including financial planning and reporting. He also manages all of the Company’s day-to-day accounting operations, including treasury, taxes, billing, collections and accounts payable. Mr. Cammerrer held the position of director of finance for Milestone AV Technologies from September 2007 through July 2008. He also held several accounting management positions, including vice president of accounting, at Eschelon Telecom, Inc. from March 1997 through September 2007. He is a CPA (inactive) and holds a B.S. in accounting from North Dakota State University.

Mark Eisenschenk, 56, is the Company’s Chief Operating Officer and President of ARCA Recycling, Inc., positions he has held since July 2013. Mr. Eisenschenk is responsible for driving performance in the day-to-day operations of the Company and its subsidiaries. He oversees activities of the Company’s Chief Financial Officer, the Company’s directors of marketing, information systems and human resources, as well as those of the President of ApplianceSmart, Inc. He is also engaged in helping set overall strategic direction for the Company. Mr. Eisenschenk was employed by Vanguard Graphics International, LLC (Vanguard), from 2001 to March 2013. Vanguard is a holding company whose subsidiaries manufacture equipment, distribute consumables and develop and market specialty software for the graphics arts industry worldwide. He served as president of Vanguard and chief executive officer of its subsidiary, Xitron, LLC, from 2007 to 2013, and as chief financial officer and chief operating officer of Printware, LLC, predecessor to Vanguard, from 2001 to 2007. Mr. Eisenschenk is a CPA (inactive) and holds a B.S. in accounting from St. Cloud State University.

Rachel L. Holmes, 50, is the Vice President of Business Development and Chief of Staff. She has held the position of Vice President of Business Development since April 2008 and was appointed Chief of Staff in April 2012. Ms. Holmes focuses on business development, including strategic planning to obtain new clients for the Company’s appliance recycling and replacement services, and management of client accounts. She directs the Company’s environmental and regulatory research; participation in industry and government initiatives; and marketing and communications. As Chief of Staff, Ms. Holmes also provides high-level strategic and facilitative support to enable the Chief Executive Officer to more effectively focus resources on fulfilling commitments to internal and external stakeholders. She was employed by the Company from 1991 to 1999 in various corporate planning, marketing and advertising capacities. From 1999 until rejoining the Company in 2003, she was an independent marketing consultant for the Company. Ms. Holmes earned a B.A. from the University of Minnesota.

Jeffrey L. Woloz, 62, is the Vice President and General Manager of ARCA Recycling, Inc. (formerly “ARCA California”). Mr. Woloz joined the Company in 2007 as General Manager of ARCA California and was named to the position of Vice President in April 2008. He directs the operations of the Company’s regional recycling facilities in Compton, California, and Kent, Washington, and oversees customer relations for replacement and recycling programs in California and Washington. Prior to joining the Company, Mr. Woloz was director of operations for Network Services, LLC, where he assisted in planning the strategic direction of the company while assuming a variety of operational responsibilities. He holds a B.S. in business management from San Diego State University and an MBA from California State University at Long Beach.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

The Company uses a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of members of the Board.

Non-employee directors of the Company receive an annual fee of $15,000 for their service as directors and an attendance fee of $1,000 per Board meeting. The Chairperson of the Audit Committee receives an additional annual fee of $10,000 and the Chairperson of the Compensation and Benefits Committee receives an additional annual fee of $1,500. Commencing in 2014, the Chairperson of the Nominating and Corporate Governance Committee will receive an additional annual fee of $1,000 and members of the Audit Committee (other than the Chairperson) will receive an additional annual fee of $5,000. All of the Company’s directors are reimbursed for reasonable travel expenses incurred in attending meetings.

Non-employee directors also receive stock options under the 2011 Stock Option Plan. Stock options are granted to non-employee directors on the date of each annual meeting of shareholders at which the director is elected or reelected to the Board. In addition, non-employee directors receive a one-time option grant upon their initial appointment or election to the Board. The annual and one-time option grants were 7,500 shares each in 2013, and will be 10,000 shares each in 2014. Generally, such options become exercisable in full six months after the date of grant and expire ten years from the date of grant.

The table below presents cash and non-cash compensation paid to non-employee directors during the last fiscal year.

Non-Management Director Compensation for Fiscal Year Ended December 28, 2013

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Duane S. Carlson (2)	10,625	--	--	10,625
Stanley Goldberg	26,000	12,450 (3)	--	38,450
Steve Lowenthal	26,000	12,450 (3)	--	38,450
Randy L. Pearce	36,000	12,450 (3)	--	48,450
Dean R. Pickerell	27,500	12,450 (3)	--	39,950
_______________________

(1)
Edward R. Cameron, the Company’s Chairman of the Board, President and Chief Executive Officer, has been omitted from this table since he receives no additional compensation for serving as a director of the Company; his compensation is described below under “Executive Compensation.”

(2)	Mr. Carlson did not stand for re-election at the 2013 annual meeting of shareholders.

(3)
These amounts reflect the fair value of the options granted during fiscal 2013. See Note 3 to the Company’s consolidated financial statements in the 2013 Annual Report on Form 10-K furnished with this proxy statement for discussion of the assumptions made in the valuation of option grants. At fiscal year-end, the non-management directors held options to purchase shares of common stock as follows: Mr. Goldberg 22,500 shares; Mr. Lowenthal, 22,500 shares; Mr. Pearce, 15,000 shares; and Mr. Pickerell, 22,500 shares.

EXECUTIVE COMPENSATION

The following table sets forth the cash and non-cash compensation earned for each of the Company’s last two fiscal years by (i) the Chief Executive Officer, and (ii) the other two executive officers of the Company. We refer to the officers named in the table as our “Named Executive Officers.”

Summary Compensation Table for Fiscal Year Ended December 28, 2013

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Edward R. Cameron Chairman of the Board, President and Chief Executive Officer	2013 2012	218,555 299,900	-- --	147,000 (3) --	7,028 (4) 7,028 (4)	372,583 306,928
Jeffrey A. Cammerrer (1) Chief Financial Officer	2013 2012	156,000 146,769	-- --	36,750 (3) --	-- --	192,750 146,769
Bradley S. Bremer (2) President of ApplianceSmart, Inc.	2013 2012	165,000 162,692	-- --	11,025 (3) --	-- --	176,025 162,692
______________________

(1)
Mr. Cammerrer was appointed Chief Financial Officer of the Company effective October 1, 2012. He served as Vice President of Accounting and Finance from March 2012 until his appointment as Chief Financial Officer, and had previously served as Corporate Controller since July 2008.

(2)
Mr. Bremer was appointed President of ApplianceSmart, Inc., a subsidiary of the Company, effective February 23, 2012. He served as Vice President of Retail Operations from 2007 until his appointment as President of ApplianceSmart.

(3)
This amount reflects the fair value of the options granted during fiscal 2013. See Note 3 to the Company’s consolidated financial statements in the 2013 Annual Report on Form 10-K furnished with this proxy statement for discussion of the assumptions made in the valuation of option grants.

(4)	These amounts reflect personal use of a Company-owned automobile of $7,028 per year.

The Company does not have employment agreements with any of its Named Executive Officers. The material terms of stock options granted to the Named Executive Officers are described below under “Outstanding Equity Awards.”

Outstanding Equity Awards at December 28, 2013
The following table provides a summary of equity awards outstanding for our Named Executive Officers at December 28, 2013:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Edward R. Cameron	50,000 (2)	--	5.27	01/18/2015
Edward R. Cameron	8,500 (3)	--	2.22	11/11/2016
Edward R. Cameron	35,000 (4)	--	2.30	08/16/2017
Edward R. Cameron	5,000 (5)	--	4.25	02/24/2018
Edward R. Cameron	50,000 (6)	50,000 (6)	1.89	05/09/2020

Jeffrey A. Cammerrer	8,000 (7)	--	6.41	07/28/2015
Jeffrey A. Cammerrer	1,000 (5)	--	4.25	02/24/2018
Jeffrey A. Cammerrer	---	25,000 (8)	1.89	05/09/2020

Bradley S. Bremer	10,000 (1)	--	2.38	01/25/2014
Bradley S. Bremer	7,500 (2)	--	5.27	01/18/2015
Bradley S. Bremer	2,500 (9)	--	5.05	03/10/2015
Bradley S. Bremer	4,800 (3)	--	2.22	11/11/2016
Bradley S. Bremer	15,000 (10)	--	3.55	05/13/2017
Bradley S. Bremer	5,000 (4)	--	4.25	02/24/2018
Bradley S. Bremer	---	7,500 (8)	1.89	05/09/2020
_______________________

(1)	Option granted January 25, 2007, and vested in two equal installments on each annual anniversary thereafter.

(2)	Option granted January 18, 2008, and vested in two equal installments on each annual anniversary thereafter.

(3)	Option granted November 11, 2009, and vested twelve months thereafter.

(4)	Option granted August 16, 2010, and vested twelve months thereafter.

(5)	Option granted February 24, 2011, and vested twelve months thereafter.

(6)
Option granted May 9, 2013, vested with respect to 25,000 shares on July 22, 2013, the date in which the new Chief Operating Officer was hired, vested with respect to 25,000 shares on December 28, 2013, the date in which the 2013 action plan was achieved and will vest with respect to 25,000 shares on each anniversary of the date of grant.

(7)	Option granted July 28, 2008, and vested in two equal installments on each annual anniversary thereafter.

(8)	Option granted May 9, 2013, and will vest in two equal installments on each annual anniversary thereafter.

(9)	Option granted March 10, 2008, and vested in two equal installments on each annual anniversary thereafter.

(10)	Option granted May 13, 2010, and vested twelve months thereafter.

Stock Option Plans
The Company uses stock options to attract and retain executives, directors, consultants and key employees. Stock options are currently outstanding under three stock option plans. The Company’s 2011 Stock Compensation Plan (the “2011 Plan”) was adopted by the Board of Directors in March 2011 and approved by the shareholders at the 2011 annual meeting of shareholders. Under the 2011 Plan, the Company has reserved an aggregate of 700,000 shares of its common stock for option grants. The Company’s 2006 Stock Option Plan (the “2006 Plan”) was adopted by the Board of Directors in March 2006 and approved by the shareholders at the 2006 annual meeting of shareholders. The 2006 Plan expired on June 30, 2011, but options granted under the 2006 Plan before it expired will continue to be exercisable in accordance with their terms. The Company’s Restated 1997 Stock Option Plan (the “1997 Plan”) was adopted by the Board of Directors in March 1997 and approved by the shareholders at the 1997 annual meeting of shareholders. The 1997 Plan expired in March 2007, but options outstanding under the expired 1997 Plan continue to be exercisable in accordance with their terms. As of March 10, 2014, options to purchase an aggregate of 756,300 shares were outstanding, including options for 367,500 shares under the 2011 Plan, options for 381,300 shares under the 2006 Plan and options for 7,500 shares under the 1997 Plan. The Plans are administered by the Compensation Committee or the full Board of Directors acting as the Committee.

The 2011 Plan provides that a grant of non-qualified stock options, restricted stock or restricted stock units will be made to each non-employee director on the date of each annual meeting of shareholders at which the director is elected or reelected to the Board. The Board has the authority to determine the type of award and the number of shares subject to such annual grants prior to each annual meeting of shareholders. The total number of non-qualified options, restricted stock awards or restricted stock units granted each year at the annual meeting of shareholders may not exceed 15,000 shares per non-employee director. In addition to the annual grant, the Board has the ability to grant awards to non-employee directors at times other than the annual meeting.

Under the 2011 Plan, the Board may grant stock options that either qualify as “incentive stock options” under the Internal Revenue Code of 1986, as amended, (the “Code”) or as “non-qualified stock options.” Stock options may be granted in such form and upon such terms as the Board may approve from time to time. Stock options granted under the 2011 Plan may be exercised during their respective terms as determined by the Board. The purchase price may be paid by tendering cash or, in the Board’s discretion, by tendering common stock of the Company. No stock option shall be transferable by the optionee or exercised by anyone else during the optionee’s lifetime. Eligible persons will not pay any consideration to the Company in order to receive options, but will pay the exercise price upon exercise of an option.

Stock options may be exercised after a participant’s termination of employment for a period specified by the Board at the time the option is granted. The term of any stock option granted under the 2011 Plan may not exceed ten years (or five years in the case of an incentive stock option granted to a participant who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company, any subsidiary or affiliate). The exercise price of any stock option granted under the 2011 Plan may not be less than the fair market value of the common stock on the date the option is granted (or, in the case of an incentive stock option granted to a participant who owns more than 10% of the combined voting power of all classes of stock of the Company, the option price shall be not less than 110% of the fair market value of the stock on the date the option is granted).

The Board may grant stock appreciation rights (“SARs”) alone as “freestanding SARs” or in connection with all or part of any stock option as “tandem SARs” either at the time of the stock option grant, or, in the case of non-qualified options, later during the term of the stock option. SARs entitle the participant to receive from the Company the same economic value that would have been derived from the exercise of an underlying stock option and the immediate sale of the shares of common stock. Such value is paid by the Company in cash or shares of common stock, in the discretion of the Board. SARs are exercisable only at such times and to the extent stated in an award agreement. The Board may grant other awards of stock or awards that are valued in whole or in part by reference to, or otherwise based on, stock, either alone or in addition to or in tandem with stock options or SARs.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for selecting and approving the Company’s independent auditors, for relations with the independent auditors, for review of internal auditing functions (whether formal or informal) and internal controls, and for review of financial reporting policies to assure full disclosure of financial condition. The Audit Committee operates under a written charter adopted by the Board of Directors, which is posted on the Company’s website at www.ARCAInc.com under the caption “Investor Relations – Corporate Governance.” Mr. Goldberg, Mr. Pearce (Chairman) and Mr. Pickerell, each of whom is a non-employee director, serve on the Audit Committee. Each member of the Audit Committee is “independent,” as independence for audit committee members is defined by NASDAQ rules, and otherwise satisfies NASDAQ requirements for audit committee membership. The Board has determined that Mr. Pearce is an “audit committee financial expert” as defined in SEC rules.

The Audit Committee reviewed with management the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K, including a discussion of the reasonableness of significant judgments and accounting principles.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on those consolidated audited financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), their judgments as to the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under standards of the PCAOB. In addition, the Audit Committee has discussed with the independent auditors the auditor’s independence from management and the Company, including the matters in the written disclosures required by the applicable requirements of the PCAOB.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee held four meetings during 2013, with the independent auditors present at each meeting. In addition, at the end of each quarter and year-end the chairman of the Audit Committee and/or the full Audit Committee discussed with the independent auditors their findings and procedures relative to the auditor’s quarterly reviews and annual audit.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 28, 2013, for filing with the Securities and Exchange Commission.

March 27, 2014	The Audit Committee

Stanley Goldberg
Randy L. Pearce
Dean R. Pickerell

The information set forth above in the Audit Committee Report is not to be considered “filed” with the SEC for any purpose or “incorporated by reference” into any Securities Act or Exchange Act document of the Company for any purpose.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

This section should be read in conjunction with the Audit Committee Report on page 16.

The Audit Committee has appointed Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the fiscal year ending December 27, 2014. A representative of Baker Tilly Virchow Krause, LLP is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees Paid to Auditors by the Company During Most Recent Fiscal Years
Baker Tilly Virchow Krause, LLP has served as the independent auditors for the Company since fiscal 2005. During the fiscal years ended December 29, 2012, and December 28, 2013, the Company paid fees to Baker Tilly Virchow Krause, LLP for the following professional services:

	December 29, 2012	December 28, 2013
Description
Audit fees (1)	$191,665	$216,975

(1)
Audit fees consist of fees for professional services rendered in connection with the audit of the Company’s year-end financial statements, quarterly reviews of financial statements included in the Company’s quarterly reports, services rendered relative to regulatory filings, and attendance at Audit Committee meetings. For fiscal year 2013, this amount includes estimated billings for the completion of the 2013 audit that were rendered after year-end.

The Audit Committee of the Board of Directors has considered whether the provision of the services described above was and is compatible with maintaining the independence of Baker Tilly Virchow Krause, LLP.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. All the fees and services for fiscal 2012 and fiscal 2013 were approved by the Audit Committee.

OTHER MATTERS

At the date of this proxy statement the Company’s management knows of no other matters which may come before the annual meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy form to vote such proxies received by the Company in accordance with their judgment on such matters.
The Notice you received in the mail contains instructions on how to access this proxy statement and our 2013 Annual Report to Shareholders. The Annual Report includes, among other things, the consolidated balance sheets of the Company as of December 28, 2013, and December 29, 2012, and the related consolidated statements of comprehensive income (loss), shareholders’ equity and cash flows for fiscal years ended December 28, 2013, and December 29, 2012. If you desire a copy of the Annual Report or a copy of the Company’s Form 10-K filed with the SEC, you may obtain one (excluding exhibits) without charge by addressing a request to Investor Relations, Appliance Recycling Centers of America, Inc., 7400 Excelsior Boulevard, Minneapolis, Minnesota 55426. You may also access a copy of the Company’s Form 10-K on the SEC’s website at www.sec.gov.
By Order of the Board of Directors

Denis E. Grande, Secretary

March 27, 2014

APPLIANCE RECYCLING CENTERS OF AMER. INC
ATTN: Investor Relations, CFO
7400 EXCELSIOR BLVD.
MINNEAPOLIS, MN 55426

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Edward R. Cameron 02 Stanley Goldberg 03 Steve Lowenthal 04 Randy L. Pearce 05 Dean R. Pickerell

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2 To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company's Independent Registered Public Accounting Firm for fiscal 2014.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000196630_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K Wrap is/are available at www.proxyvote.com .

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
Annual Meeting of Shareholders
May 8, 2014 3:30 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Edward R. Cameron and Denis E. Grande, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of APPLIANCE RECYCLING CENTERS OF AMERICA, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 03:30 PM, CDT on 5/8/2014, at the Appliance Recycling Centers Of America, Inc. corporate office located at 7400 Excelsior Blvd, Minneapolis, MN 55426, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000196630_2 R1.0.0.51160

Continued and to be signed on reverse side

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 08, 2014

APPLIANCE RECYCLING CENTERS OF AMER. INC

APPLIANCE RECYCLING CENTERS OF
AMER. INC
ATTN: Investor Relations, CFO
7400 EXCELSIOR BLVD.
MINNEAPOLIS, MN 55426

0000196629_1 R1.0.0.51160

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 13, 2014
Date: May 08, 2014 **Time:** 3:30 PM CDT
Location: Appliance Recycling Centers
Of America, Inc.
7400 Excelsior Blvd
Minneapolis, MN 55426

You are receiving this communication because you hold shares in the above named company.

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0000196629_2 R1.0.0.51160

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Edward R. Cameron 02 Stanley Goldberg 03 Steve Lowenthal 04 Randy L. Pearce 05 Dean R. Pickerell

The Board of Directors recommends you vote FOR proposal 2.

0000196629_3 R1.0.0.51160